CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, David Vogel, President of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  November 29, 2005                         /s/ David Vogel
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                                         David Vogel, President


I, Jennifer Magro, Treasurer of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  November 29, 2005                        /s/ Jennifer Magro
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                                         Jennifer Magro, Treasurer